Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 5

AMENDMENT NO. 5, dated as of February 20, 2015 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC., a Delaware corporation (the “Parent Borrower”), the Revolving Credit Lenders party hereto, and BANK OF AMERICA, N.A. (“BANA”), as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement, dated as of September 28, 2012 (as amended by Amendment No. 1, dated as of February 6, 2013, Amendment No. 2, dated as of February 20, 2013, Amendment No. 3, dated as of February 28, 2013 and Amendment No. 4 dated as of February 20, 2014, the “Credit Agreement”), among the Parent Borrower, PAR PHARMACEUTICAL, INC., a Delaware corporation (the “Co-Borrower” and, together with the Parent Borrower, the “Borrowers” and each a “Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION, a Delaware corporation (“Holdings”), BANA, as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Section 10.01(h) of the Credit Agreement permits certain amendment of the Credit Agreement with consent of the Administrative Agent, the Parent Borrower and certain Required Facility Lenders;

WHEREAS, the Parent Borrower and the Required Facility Lenders under the Revolving Credit Facility wish to make the amendment set forth in Section 1 below pursuant to an amendment authorized by Section 10.01 of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.	Amendments.

Effective as of the Amendment No. 5 Effective Date, the Credit Agreement is hereby amended as follows:

(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Amendment No. 5” means Amendment No. 5 to this Agreement dated as of February 20, 2015.

“Amendment No. 5 Effective Date” means February 25, 2015, the date on which all conditions precedent set forth in Section 3 of Amendment No. 5 are satisfied.

(b) Section 7.13 of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and replacing it with the following table therefor:

Fiscal Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2012	N/A	N/A	N/A	5.00 to 1.00
2013	5.00 to 1.00	5.00 to 1.00	5.00 to 1.00	4.50 to 1.00
2014	4.50 to 1.00	4.25 to 1.00	4.25 to 1.00	4.25 to 1.00
2015	4.25 to 1.00	4.00 to 1.00	3.75 to 1.00	3.75 to 1.00
Thereafter	3.75 to 1.00	3.75 to 1.00	3.75 to 1.00	3.75 to 1.00

Section 2.	Representations and Warranties.

The Parent Borrower represents and warrants to the Lenders as of the date hereof and the Amendment No. 5 Effective Date that:

(a) Before and after giving effect to this Amendment, the representations and warranties of the Parent Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 5 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date.

(b) At the time of and after giving effect to this Amendment, no Default shall exist, or would result from the Amendment.

Section 3.	Conditions to Effectiveness.

This Amendment shall become effective on the date on which each of the following conditions is satisfied:

(a) The Administrative Agent’s receipt of counterparts of this Amendment executed by (A) the Parent Borrower, (B) the Administrative Agent and (C) the Required Facility Lenders under the Revolving Credit Facility, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified;

(b) The effectiveness of an amendment to the Credit Agreement pursuant to which Lenders will extend credit to the Borrowers in an aggregate principal amount of up to $425,000,000 (the “Dividend Amendment”); and

(c) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified;

(1) an opinion of Ropes & Gray LLP, New York counsel to the Loan Parties dated the Amendment No. 5 Effective Date and addressed to the Administrative Agent and the Lenders, in a form reasonably satisfactory to the Administrative Agent; and

(2) (A) certificates of good standing (to the extent such concept exists in such Loan Party’s state of organization) from the applicable secretary of state of the state of organization of each Loan Party, and (B) a certificate of a Responsible Officer of each Loan Party which may be delivered on a combined basis with the certificate for the Dividend Amendment certifying (I) to the effect that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation or organization such Loan Party certified as of a recent date by the secretary of state of the state of its organization, or in the alternative, certifying that such certificate or articles of incorporation or organization have not been amended since the Closing Date, and that such certificate or articles are in full force and effect, (x) attached thereto is a true and complete copy of the by-laws or operating agreements of each Loan Party as in effect on the Amendment No. 5 Effective Date, or in the alternative, certifying that such by-laws or operating agreements have not been amended since the Closing Date and (y) attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of each Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (II) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of any Loan Party and signed by another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to this clause (B).

The Administrative Agent shall notify the Parent Borrower and the Revolving Credit Lenders of the Amendment No. 5 Effective Date and such notice shall be conclusive and binding.

Section 4.	Expenses.

The Parent Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

Section 5.	Counterparts.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6.	Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Section 10.16 and 10.17 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 7.	Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8.	Reaffirmation.

The Parent Borrower hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents.

Section 9.	Effect of Amendment; References to the Credit Agreement.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. All references to the Credit Agreement in any document, instrument, agreement, or writing shall from and after the Amendment No.5 Effective Date be deemed to refer to the Credit Agreement as amended hereby, and, as used in the Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Amendment No. 5 Effective Date, the Credit Agreement as amended hereby.

Section 10.	Lender Signatures.

Each Revolving Credit Lender that executes a signature page to this Amendment shall be deemed to have approved this Amendment. Each Revolving Credit Lender signatory to this Amendment agrees that such Revolving Credit Lender shall not be entitled to receive a copy of any other Revolving Credit Lender’s signature page to this Amendment, but agrees that a copy of such signature page may be delivered to the Borrowers and the Administrative Agent.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PAR PHARMACEUTICAL COMPANIES, INC., as the Parent Borrower

By:	/s/ Michael A. Tropiano
	Name:	Michael A. Tropiano
	Title:	Executive Vice President and
Chief Financial Officer

[Amendment No. 5]

Bank of America, N.A., as Lender

By:	/s/ David H. Strickert
	Name:	David H. Strickert
	Title:	Managing Director

[Amendment No. 5]

Citibank, N.A., as Lender

By:	/s/ Alvaro De Velasco
	Name:	Alvaro De Velasco
	Title:	Vice President

[Amendment No. 5]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Lender

By:	/s/ Michael Winters
	Name:	Michael Winters
	Title:	Vice President

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

[Amendment No. 5]

Goldman Sachs Bank USA, as Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[Amendment No. 5]

Mizuho Bank LTD, as Lender

By:	/s/ James R Fayen
	Name:	James R Fayen
	Title:	Deputy General Manager

[Amendment No. 5]

Royal Bank of Canada, as Lender

By:	/s/ Dean Sas
	Name:	Dean Sas
	Title:	Authorized Signatory

[Amendment No. 5]

Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Don B. Pinzon
	Name:	Don B. Pinzon
	Title:	Vice President

[Amendment No. 5]